Exhibit (b)

Japan Smaller Capitalization Fund, Inc.

Two World Financial Center, Building B
New York, New York 10281

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Shigeru Shinohara, certify that:

1.  The Form N-CSR of Japan Smaller Capitalization Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Japan Smaller Capitalization Fund, Inc.

Date: November 4, 2011	/s/ Shigeru Shinohara
Shigeru Shinohara President

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Japan Smaller Capitalization Fund, Inc.

Two World Financial Center, Building B
New York, New York 10281

Telephone
(800) 833-0018

Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Rita Chopra-Brathwaite, certify that:

1.  The Form N-CSR of Japan Smaller Capitalization Fund, Inc. (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Japan Smaller Capitalization Fund, Inc.

Date: November 4, 2011	/s/ Rita Chopra-Brathwaite
Rita Chopra-Brathwaite Treasurer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Japan Smaller Capitalization Fund, Inc. and will be retained by Japan Smaller Capitalization Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.